SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): December 8, 2011

RECON TECHNOLOGY, LTD
(Exact name of registrant as specified in its charter)

Cayman Islands	001-34409	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1902, Building C, King Long International Mansion
No. 9 Fulin Road
Beijing, 100107
People’s Republic of China
(Address of principal executive offices)
Registrant’s telephone number, including area code: +86 (10) 8494 5799

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Dismissal of Independent Registered Public Accounting Firm

(i) On December 8, 2011, the Audit Committee of the Registrant’s Board of Directors, which is authorized to take such action, voted to dismiss its independent registered public accounting firm Marcum Bernstein & Pinchuk LLP (“MarcumBP”).

(ii) MarcumBP was engaged on April 18, 2011 and served as the Registrant’s independent registered public accounting firm for the three and nine months ended on March 31, 2011. MarcumBP did not issue any audit opinions in relation to its service.

(iii) The decision to change the Registrant’s independent registered public accounting firm was recommended by the audit committee of the Registrant’s Board of Directors.

(iv) During the interim period ended on March 31, 2011 and through the date of this Current Report on Form 8-K, the Registrant has had no disagreements with MarcumBP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MarcumBP, would have caused MarcumBP to make reference to the subject matter of such disagreements in its report on the Registrant’s financial statements for such period.

(v) During the Registrant’s two most recent fiscal years and through the date of this Current Report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K.

(vi) The Registrant provided MarcumBP with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that MarcumBP furnish a letter addressed to the SEC stating whether it agrees with the statements made herein. Attached as Exhibit 16.1 hereto is a copy of MarcumBP’s letter to the U.S. Securities and Exchange Commission dated December 12, 2011.

New Independent Registered Public Accounting Firm

(i) On December 9, 2011, the Registrant engaged Friedman LLP (“Friedman”) as its independent registered public accounting firm to audit the Registrant’s financial statements. The decision to engage Friedman was recommended by the Audit Committee of the Registrant’s Board of Directors.

(ii) During the Registrant’s two most recent fiscal years and through the date of the engagement of Friedman, the Registrant did not consult with Friedman regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

(iii) Prior to the engagement of Friedman, Friedman did not provide the Registrant with any written or oral advice that Friedman concluded was an important factor considered by the Registrant in reaching any decision as to any accounting, auditing or financial reporting issue.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

16.1	Letter from Marcum Bernstein & Pinchuk LLP to the Securities and Exchange Commission dated December 12, 2011.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Recon Technology, Ltd

By:	/s/ Yin Shenping
Yin Shenping
Chief Executive Officer

Dated: December 12, 2011